Exhibit 99.1

Castellum, Inc. Publishes Letter to Shareholders

VIENNA, Va., July 14, 2025 (GLOBE NEWSWIRE) -- Castellum, Inc. (NYSE-American: CTM) (the “Company” and “Castellum”), a cybersecurity, electronic warfare, and software services and solutions company focused on the federal government, releases this letter to shareholders from Chief Executive Officer (“CEO”), Glen Ives.

Dear Fellow Shareholders:

With this month marking the one-year anniversary of my time as your CEO, I thought it an opportune time to thank you sincerely for your support and confidence in Castellum, Inc., re-emphasize how incredibly honored I continue to be to have this opportunity to lead our CTM team, provide a very brief update on our significant progress over this past year, and explain why I continue to be encouraged, confident, and genuinely excited for all of us at CTM as we look ahead.

Since I assumed my role as your CEO on July 1st of last year, CTM has quickly and strategically transitioned from our four-year Phase 1 “start-up” period, during which we were focused on acquiring and integrating seven companies and uplisting to the NYSE American LLC (“NYSE American”). Last July, we made a strategic pivot to Phase 2, focusing on strengthening our foundational platform through organic growth. As I have affirmed constantly, time and again since last summer, our Phase 2 strategy is based upon a total, 100%, uncompromising, “all hands” commitment to organic growth.

Over the past year, our CTM Team has been improving and energizing every aspect of our Company to compete in the “full and open” arena, as defined by the government, as a “large” business. We are completely integrated across CTM in every business function and have been laser focused on strengthening business development (“BD”) and organic growth through a broadening, deepening, and quality improvement of our opportunity pipeline and significantly enhancing our prospective capabilities in the key BD areas of opportunity development, capture management, and proposal development.

Here’s a brief recap of what we have accomplished since July 1, 2024:

•Leadership team restructured and strengthened with greater industry and technology experience:

•Raised over $16 million through public offerings and warrant exercises;
•Reduced our long-term debt to less than $5 million today;
•Strong and healthy balance sheet – Improved cash/equity to debt ratio;
•Won largest prime contract in CTM history with $103.3 million, a 5.5-year contract for Special Missions support of the Naval Air Systems Command Program Office PMA 290 Special Missions;
•Established two mentor-protégé relationships and related joint ventures with woman-owned and native Hawaiian organizations;
•Established a new subsidiary to focus on advanced technology products;
•Consistent “best in industry” contractor performance assessment reports (“CPARS”), which is our “report card” from our government customers; and
•Significant improvement and increases in the volume and quality of our proposals ... for baseball fans, we want to get more at-bats, take more swings at the right pitches, get on base more with a good balance of singles, doubles, triples, and home runs.

Today, we are an intensely competitive, leading-edge technology services and solutions team committed to national security and our warfighters. We provide relevant, timely, and world-class mission services and solutions to our defense and federal civilian customers through our government-awarded contracts. We bring unparalleled capabilities in software and systems engineering and integration, software development, and model-based systems engineering across every technology domain and mission area vital to our government mission customers. Going forward, our new advanced technology products subsidiary will complement our historic strong suit of tech-enabled services with the tech itself.

Relevant, powerful, high-demand, high-value technology domains and mission capabilities:

•Software development, software and systems engineering, systems integration, model-based systems engineering;
•Electronic and information warfare;
•Cybersecurity, AI/ML, data analytics, digital modernization, C5ISR;
•Data and intelligence analysis; and
•Strategic mission, policy planning, and development.

At the very core, we have built and are building a premier, cohesive team - I couldn’t be prouder of the whole team we have built, top to bottom, left to right. We have brought together seven different companies, professionals from outside those organizations, and built an integrated and focused team that has been responsible for the many positive things that have happened, are happening, and will continue to happen.

•With the equity raises, we will be able to lean into investments we are already making - business development and IT for organic growth, and it will allow us to pursue growth by acquisitions;
•Contract wins will build success – credibility, service, and revenue;
•Strong CPARS speaking to the high quality of our work;
•Increase in proposals – improves our opportunities for winning; and

•With our mentor-protégé joint ventures, we grow our business and help establish two worthy companies.

We are now where we wanted to be when we first uplisted to the NYSE American in October 2022. We have now raised the capital we intended to support our organic and inorganic growth strategies. Since the time of uplisting, we have honed our skills and integrated our teams to be a better, stronger company. We are committed to winning and growing contracts, as well as making strategic acquisitions, to achieve our goal of becoming a large, premier defense company.

Achieving these goals will lead to enhanced shareholder value for you, our shareholders, a stronger national defense, and more opportunities for our Castellum professionals. Over the past year, you have seen part of what we can do. In the coming years, we plan to achieve much, much more.

Sincerely,

/s/ Glen Ives, CEO

About Castellum, Inc. (NYSE-American: CTM):

Castellum, Inc. (NYSE-American: CTM) is a cybersecurity, electronic warfare, and software engineering services company focused on the federal government - https://castellumus.com.

Forward-Looking Statements:

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are inherently uncertain, based on current expectations and assumptions concerning future events or future performance of the company. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. Words such as “will,” “would,” “believe,” and “expects,” and similar language or phrasing are indicative of forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of the Company’s control, that could cause actual results to differ (sometimes materially) from the results expressed or implied in the forward-looking statements, including, among others: statements regarding the Company's expectations for proposal, contract, and revenue growth, building value, serving our shareholders, and profitability; the Company’s ability to effectively integrate and grow its acquired companies; its ability to identify additional acquisition targets and close additional acquisitions; the impact on the Company's revenue due to a delay in the U.S. Congress approving a federal budget, operating under a prolonged continuing resolution, government shutdown, or breach of the debt ceiling, as well as the imposition by the U.S. government of sequestration in the absence of an approved budget; the ability of the U.S. federal government to unilaterally cancel a contract with or without cause, and more specifically, the potential impact of the U.S. DOGE Service Temporary Organization on government spending and terminating contracts for convenience. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in Item 1A. “Risk Factors” section of the Company’s recently filed Form 10-Q, Item 1A. "Risk Factors” in the Company’s most recent Form 10-K, and other filings with the Securities and Exchange Commission which can be viewed at www.sec.gov. These risks and uncertainties, or not closing the described potential equity financing in this press release, could cause the Company's actual results to differ materially from those indicated in the forward-looking statements. Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Contact:

Glen Ives
President and Chief Executive Officer
Phone: (703) 752-6157
info@castellumus.com
https://castellumus.com